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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 16, 2006

                             STRATEX NETWORKS, INC.
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               (Exact name of Registrant as Specified in Charter)

            Delaware                    0-15895                77-0016028
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  (State or Other Jurisdiction        (Commission             (IRS Employer
       of Incorporation)              File Number)         Identification No.)

          120 Rose Orchard Way, San Jose, CA                     95134
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       (Address of principal executive offices)               (Zip Code)

       Registrant's telephone number, including area code: (408) 943-0777

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02. RESULTS OF OPERATION AND FINANCIAL CONDITION.

     On May 18, 2006, Stratex Networks, Inc. (the "Corporation") issued an earnings release announcing its financial results for the fourth fiscal quarter and fiscal year 2006, ended March 31, 2006. A copy of the earnings release is attached as Exhibit 99.1.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS, ELECTION OF DIRECTORS, APPOINTMENT OF PRINCIPAL OFFICERS

     On May 16, 2006 the Board of Directors accepted the resignation of Mr. Charles D. Kissner as the Corporation's Chief Executive Officer. Mr. Kissner will continue as the Corporation's Executive Chairman.

     On May 16, 2006 the Board of Directors of the Corporation appointed Mr. Thomas H. Waechter President and Chief Executive Officer of the Corporation, effective May 18, 2006. Mr. Waechter's Employment Agreement provides an annual base salary of $450,000, an initial restricted stock grant of 85,096 shares, and a non-qualified stock option grant of 450,000 shares. The restrictions on the restricted stock will be removed based on the achievement of specific financial goals. The stock option grant will vest over a four year period. Under Mr. Waechter's employment agreement either the Corporation or Mr. Waechter may terminate the agreement upon notice except that if Mr. Waechter is terminated without cause or should he resign for good reason he will be entitled to severance payments based on his final base salary.

     A copy of the press release announcing Mr. Kissner's resignation as Chief Executive Officer and Mr. Waechter's appointment as President and Chief Executive Officer is attached hereto as Exhibit 99.2.

     The information in this Form 8-K and the attached Exhibits shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

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ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

       (d) Exhibits.

EXHIBIT NO.    DESCRIPTION
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99.1           Earnings Release of Stratex Networks, Inc. dated May 18, 2006.

99.2 Press Release Announcing the Appointment of Thomas H. Waechter as President and CEO.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  STRATEX NETWORKS, INC.

Date: May 18, 2006
                                                  By:  /s/ Juan Otero
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                                                       Juan Otero
                                                       General Counsel and
                                                       Assistant Secretary